UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2019

Top Image Systems Ltd.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 001-14552

Israel	(I.R.S. Employer Identification No.)
(State of Incorporation or other Jurisdiction of Incorporation or Organization)

Mixer House, Rokach Blvd 101, Tel Aviv, Israel (Address of Principal Executive Offices)	6153101 (Zip Code)

Registrant’s Telephone Number, including area code: 972-3-7679100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 4, 2019, Top Image Systems Ltd. (“TIS” or the “Company”) held an Extraordinary General Meeting of Shareholders (the “shareholder meeting”). The Company filed its Definitive Proxy Statement for the proposals voted on at the shareholder meeting with the Securities and Exchange Commission on March 12, 2019.

As of the close of business on March 5, 2019, the record date for the shareholder meeting, there were 18,483,715 ordinary shares outstanding and entitled to vote. The 9,854,622 shares that were present in person or by proxy represented 53.3% of the total outstanding shares entitled to vote at the shareholder meeting, and therefore a quorum was present. The number of votes cast for or against, as well as abstentions and broker non-votes, if applicable, with respect to each proposal presented at the shareholder meeting is set forth below:

1. Proposal to approve the acquisition of TIS by Kofax, Inc., including the approval of (i) the Agreement and Plan of Merger, dated as of February 3, 2019, by and among TIS, Kofax, Inc., Kofax Holdings International Ltd., and Tornely Ltd. (the “merger agreement”), (ii) the merger contemplated by the merger agreement (the “merger”), (iii) the consideration to be received by shareholders of TIS in the merger and (iv) all other transactions contemplated by the merger agreement.

The proposal was approved, having received “for" votes from a majority of the votes entitled to be cast at the shareholder meeting.

The number of votes cast with respect to this proposal was as follows:

Votes For	Votes Against	Abstentions
9,572,807	21,508	8,000

There were no broker held non-voted ordinary shares represented at the shareholder meeting with respect to this proposal.

2. Proposal to approve, on a non-binding, advisory basis, of certain compensation that may be paid or become payable to TIS’s executive officers in connection with the merger and the agreements and understandings pursuant to which such compensation may be paid or become payable.

The proposal was approved, having received "for" votes from a majority of the votes duly cast at the shareholder meeting.

The number of votes cast with respect to this proposal was as follows:

Votes For	Votes Against	Abstentions
7,911,205	1,913,251	30,166

There were no broker held non-voted ordinary shares represented at the shareholder meeting with respect to this proposal.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
99.1	Press Release issued by Top Image Systems Ltd. on April 4, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOP IMAGE SYSTEMS LTD.

By:	/s/ Brendan Reidy
Name: Brendan Reidy
Title: Chief Executive Officer

Dated: April 5, 2019

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EXHIBIT INDEX

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
99.1	Press Release issued by Top Image Systems Ltd. on April 4, 2019

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